UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) July 16, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-1 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-07 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite, 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 29, 2007, ACE Securities Corp., (the “Company”) entered into a pooling and servicing agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of June 29, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, as further amended by the Amendment Reg AB, dated as of January 31, 2006, between DB Structured Products, Inc. and Countrywide Home Loans, Inc.*

99.4

Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 21, 2006, by and between Countrywide Home Loans, Inc. and DB Structured Products, Inc.**

99.5

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.6

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.***

99.7

Amendment Number One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of August 31, 2006, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.***

99.8

Amendment No. 1 to Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of February 26, 2007, by and between DB Structured Products, Inc., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.***

99.9

Floor Master Agreement, Schedule to the Master Agreement, Credit Support Annex and Confirmation, each dated as of June 29, 2007, between Swiss Re Financial Products and HSBC Bank USA, National Association, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1.

99.10

Certificate Swap I Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.11

Certificate Swap II Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.12

Class I-A-3B Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.13

Class I-A-3C Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.14

Class I-A-4A Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.15

Class II-A-1 Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.16

Auction Administration Agreement, dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator for the benefit of the Holders of the Auction Certificates.

99.17

ISDA Auction Master Agreement, Schedule to the Master Agreement and Confirmation, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator for the benefit of the Holders of the Auction Certificates.

99.18

ISDA Master Agreement and Schedule to the Master Agreement, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.

***

Incorporated herein by reference to the Form 8-K filed with the SEC on May 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

    Title: Vice President

Dated: July 16, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

99.1

The Mortgage Loan Purchase Agreement, dated as of June 29, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, as further amended by the Amendment Reg AB, dated as of January 31, 2006, between DB Structured Products, Inc. and Countrywide Home Loans, Inc.*

99.4

Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 21, 2006, by and between Countrywide Home Loans, Inc. and DB Structured Products, Inc.**

99.5

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.6

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.***

99.7

Amendment Number One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of August 31, 2006, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.***

99.8

Amendment No. 1 to Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of February 26, 2007, by and between DB Structured Products, Inc., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.***

99.9

Floor Master Agreement, Schedule to the Master Agreement, Credit Support Annex and Confirmation, each dated as of June 29, 2007, between Swiss Re Financial Products and HSBC Bank USA, National Association, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1.

99.10

Certificate Swap I Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.11

Certificate Swap II Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.12

Class I-A-3B Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.13

Class I-A-3C Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.14

Class I-A-4A Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.15

Class II-A-1 Swap Confirmation and Credit Support Annex, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

99.16

Auction Administration Agreement, dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator for the benefit of the Holders of the Auction Certificates.

99.17

ISDA Auction Master Agreement, Schedule to the Master Agreement and Confirmation, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator for the benefit of the Holders of the Auction Certificates.

99.18

ISDA Master Agreement and Schedule to the Master Agreement, each dated as of June 29, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.

***

Incorporated herein by reference to the Form 8-K filed with the SEC on May 15, 2007.